UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2010

ARLINGTON ASSET INVESTMENT CORP.
(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices) (Zip code)

(877) 370-4413
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 30, 2010, Arlington Asset Investment Corp., a Virginia corporation (the “Company”), will participate at the 2010 FBR Capital Markets Fall Investor Conference.  A copy of the slide presentation to be used at this presentation is attached as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investor presentation to be made by Arlington Asset Investment Corp. at the 2010 FBR Capital Markets Fall Investor Conference on November 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: November 30, 2010	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial
Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor presentation to be made by Arlington Asset Investment Corp. at the 2010 FBR Capital Markets Fall Investor Conference on November 30, 2010.